NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MEMORANDUM OF IN-SITU URANIUM MINING LEASE

THE STATE OF TEXAS	§
COUNTY OF DUVAL	§

              THIS AGREEMENT, dated as of February 15, 2006, made by and between EDWARD STEELHAMMER, whose address is 2692 FM 222 Loop North, Coldspring, Texas 77331, (hereinafter referred to as “Lessor”) and EVEREST RESOURCE COMPANY, a Texas Corporation, whose address is Post Office Box 1339, Corpus Christi, Texas 78403 (hereinafter referred to as “Lessee”), do hereby acknowledge and give notice that Lessor has entered into an In-Situ Uranium Mining Lease with Lessee, covering the lands and premises situated in Duval County, Texas, more fully described as follows: and the parties agree as follows:

              3100.64 acres, more or less, LIMITED TO THOSE DEPTHS LYING FROM THE SURFACE OF THE EARTH DOWN TO AND INCLUDING 1,500’ SUBSURFACE, situated in Duval County, Texas, being out of the following surveys, to wit:

		Original
Sur.	Cert.	Grantee	Patentee	Pat. No.	Vol.	Abstract No.
255	1/42	S.M.&S.	J.J. Dix	454	22	590
247	342	S.K. & K.	J.J. Dix	430	22	548
245	341	S.K. & K.	J.J. Dix	429	33	549
81	31/184	H. & H.R.R.	J. J. Dix	64	25	249
239	1/309	J. Poitevent	J. J. Dix	296	22	399
3	3	J. Pettigrew	Mrs. J. Pettigrew	589	37	374
241	339	S.K. & K.	J. J. Dix	428	33	551
1	5/202	H.T. & B.R.R.	John A. Dix	119	19	328

Said 3100.64 acres is Share No. 3, Parcel F-2, allotted to Robert Schallert in the decree of partition rendered by the District Court of Nueces County, Texas, on August 8, 1908, in Cause No. 4271, styled Robert Schallert, et al. vs. Chas. Hoffman, et at., which Decree is incorporated herein by reference and made a part hereof for an accurate metes and bounds description of said Share and Parcel and for all other pertinent purposes.

              It is expressly provided that this Lease covers only the uranium, thorium. molybdenum, vanadium, and all other fissionable materials. together with all minerals, metals, materials, elements, compounds, solutions and mixtures which are necessarily produced in solution with, and incidental to, the production of the above-named substances in and under said lands above described.

              Said In-Situ Uranium Mining Lease shall have an “Effective Date” of February 15, 2006 and provides for a primary term of five (5) years, subject to all of the terms, conditions and provisions as set out in said In-Situ Uranium Mining Lease. The original of such In-Site Uranium Mining Lease is in the office of the Lessee, where it is open to examination and investigation by interested parties during reasonable business hours.

              This notice is given to place every person on notice of the existence of said In-Situ Uranium Mining Lease, and all of the terms, provisions and conditions thereof; and this notice is given in lieu of filing the original of such In-Situ Uranium Mining Lease for record in Duval County, Texas.

              EXECUTED IN DUPLICATE ORIGINALS this the __9___ day of _March___, 2006.

LESSOR:

“Edward Steelhammer”
EDWARD STEELHAMMER

LESSEE:
EVEREST RESCOURCE COMPANY

BY: “Tom M. Crain”
TOM M. CRAIN, JR.,
VICE PRESIDENT

STATE OF TEXAS	§
COUNTY OF San Jacinto	§

This instrument was acknowledged before me on the  9 day of March , 2006, by EDWARD STEELHAMMER.

"Jessica Irwin"
NOTARY PUBLIC, State of Texas

STATE OF TEXAS	§
COUNTY OF NUECES	§

This instrument was acknowledged before me on the 15th day of February, 2006, by Tom M. Crain, Jr., Vice President of EVEREST RESOURCE COMPANY, on behalf of said corporation.

“Karen L. Paige”
NOTARY PUBLIC, State of Texas

STATE OF TEXAS                   COUNTY OF DUVAL
I hereby certify that this instrument was filed on the date and time stamped hereon by me and was duly recorded in the OFFICIAL RECORDS of Duval County, Texas.

VOL. 417 PAGE 271-274
March 29, 2006
Recording Date
County Clerk Duval County